Exhibit 10.17

Uppsala 09-30-2013

Replaces previous resignation notice period in employment contract for Annette Ljungmark

500424-0106 dated 04-01-2008.

Resignation notice period is six months if the resignation is initiated by Oasmia Pharmaceutical AB, and three months if the resignation is initiated by the employee.

Employer	Employee

(signature)	(signature)

Julian Aleksov	Annette Ljungmark
Executive Director

Oasmia Pharmaceutical AB Vallongatan 1, 75228, Uppsala

Telephone 018 51 54 40 Fax 18 51 08 73

info@oasmia.com www.oasmia.com

Organization number 5563326676

Notification of new salary

Information about the employee

		First Name Annette	Last Name Ljungmark

Administrator Annette Ljungmark	Telephone number 018-56 96 77		Personal Code Number 500424-0106	Employee number 1012

In connection to this year’s salary revision your salary has increased.

As of April 1st 2013 your monthly salary is 53,000 SEK.

Retroactive salary will be paid out during regular pay day.

Uppsala, May 27th 2013	Uppsala May 27th 2013

Oasmia Pharmaceutical AB

(signature)	(signature)

Julian Aleksov	Annette Ljungmark
Executive Director

Oasmia Pharmaceutical AB Vallongatan 1, 75228, Uppsala

Telephone 018 51 54 40 Fax 18 51 08 73

info@oasmia.com www.oasmia.com

Organization number 5563326676

oasmia

Employment contract

Prepared	04-01-2008
Name	Annette Ljungmark
Personal code number	500424-0106
Address	Fyndvagen 3
18762, Taby
Telephone number	08-756 38 14
Position title	Head of Accounting & Human

Employment status	Permanent employment equal to 80% of full time
Valid as of	04-01-2008 (01-05-2005)
Work hours	Monday – Friday 0800 – 1645, flex hours ± 1 hour
Resignation notice period	Two months from either party
Job duties	See job description enclosure
Vacation	In accordance with the law
Monthly salary	28,800 SEK

Enclosure	Additional contract in regard to trade secrets, confidentiality and competitive activity in effect as of 10-04-2005

Uppsala 04-01-2008	Uppsala 04-01-2008

(signature)	(signature)
Annette Ljungmark	Oasmia Pharmaceutical AB
Julian Aleksov

Oasmia Pharmaceutical AB

Vallongatan 1

SE-75228, Uppsala, Sweden

Telephone +46 18 51 54 40

Fax +46 18 51 08 73

info@oasmia.com

www.oasmia.com

Vat number SE5563326676